Exhibit 10.2.2
Amendment No. 74 (CA)

SOW:	☐ Yes ☑ No
AMENDMENT NO. 74
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT
SYSTEM
KEY PERSONNEL UPDATE
TO
ATTACHMENT D OF CANADIAN NPAC/SMS USER AGREEMENT
CONFIDENTIAL

Amendment No. 74 (CA)

SOW:	☐ Yes ☑ No
AMENDMENT NO. 74
UNDER
CONTRACTOR SERVICES AGREEMENT FOR NUMBERING
ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
Key Personnel Update to Attachment D of Canadian NPAC/SMS User Agreement
1. PARTIES
This Amendment No. 74 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Canadian Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This Amendment shall be effective as of the last date of execution below (the “Amendment Effective Date”) by both Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. APPLICABLE DOCUMENTS
The following internal documents are applicable to the Additional Services contemplated under this Amendment:

N/A	Functional Requirements Specifications

N/A	Requirements Traceability Matrix

N/A	External Design

N/A	System Design

N/A	Detailed Design

N/A	Integration Test Plan

N/A	System Test Plan

N/A	Software Quality Assurance Program Report

N/A	User Documentation

N/A	Software Configuration Management Plan

N/A	Standards and Metrics
4. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this Amendment:
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Amendment No. 74 (CA)

SOW:	☐ Yes ☑ No

None	Master Agreement

None	Exhibit B Functional Requirements Specification

None	Exhibit C Interoperable Interface Specification

None	Exhibit E Pricing Schedules

None	Exhibit F Project Plan and Test Schedule

None	Exhibit G Service Level Requirements

None	Exhibit H Reporting and Monitoring Requirements

✓	Exhibit I Key Personnel

✓	Exhibit J User Agreement Form

None	Exhibit K External Design

None	Exhibit L Infrastructure/Hardware

None	Exhibit M Software Escrow Agreement

None	Exhibit O Statement of Work Cost Principles
5. KEY PERSONNEL UPDATE
Attachment D to the Canadian NPAC/SMS User Agreement, which is referenced in Exhibit I of the Master Agreement, is hereby deleted and replaced in its entirety with the copy attached hereto as Attachment 1.
6. MISCELLANEOUS
6.1 Counterparts
This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
6.2 Continuation of Master Agreement and User Agreement
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
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Amendment No. 74 (CA)

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6.3 Entire Agreement
This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]
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Amendment No. 74 (CA)

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 74:
CONTRACTOR: NeuStar, Inc.

Signature:	/s/ Bradley D. Smith
Name:	Bradley D. Smith
Title:	VP, Finance & Corp Controller
Date:	May 21, 2009
CUSTOMER: Canadian LNP Consortium Inc.

Signature:	/s/ JR Sarrazin
Name:	JR Sarrazin
Title:	President
Date:	May 19, 2009
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Amendment No. 74 (CA)

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ATTACHMENT 1
TO
AMENDMENT NO. 74
Key Personnel Update to Attachment D of Canadian NPAC/SMS User Agreement
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Amendment No. 74 (CA)

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ATTACHMENT D
Key Personnel under Canadian NPAC/SMS User Agreement
1.	INTRODUCTION
This Attachment identifies the current representatives of the companies with respect to the Canadian Service Area.
2.	CONTRACTOR
The following is the current Project Executive for Contractor:
Name: Dave Garner
Phone: (480) 855-0182
e-mail: David.Garner@NeuStar.biz
3.	USER
The following is the current Project Representative for User:
Name:
Phone:
e-mail:
4.	CUSTOMER
The following is the current Project Executive for Customer:
Name: Marian Hearn
Phone: (613)256-2600
e-mail: Hearn@CLNPC.ca
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